Exhibit 99.1

Hennessy Capital Acquisition Corp. II Announces Agreement in Principle with
Trilantic North America to Purchase up to $200 Million of Common Stock and
Postponement of Special Meeting of Stockholders

Purchase to facilitate the consummation of the Business Combination with USI

HOUSTON, TEXAS – June 28, 2016 /GlobeNewswire/ - Hennessy Capital Acquisition Corp. II (NASDAQ: HCAC, HCACU, HCACW) (“HCAC” or the “Company”) today announced that it has reached an agreement in principle with funds affiliated with Trilantic Capital Management L.P., a private equity firm focused on control and significant minority investments in North America (together with its sponsored funds, “Trilantic North America”), pursuant to which Trilantic North America will purchase a minimum of $125 million of shares of common stock from HCAC, and up to an additional $75 million of shares of HCAC’s common stock, in connection with the closing of HCAC’s proposed merger (the “Business Combination”) with USI Senior Holdings, Inc. (“USI”), which, through its subsidiaries, conducts its business under the “USI” name. The net proceeds from Trilantic North America’s purchase from HCAC are anticipated to be used to fund any stockholder redemptions and finance a portion of the cash merger consideration to be paid to USI’s stockholders in the Business Combination.

The agreement in principle with Trilantic North America is non-binding and subject to confirmatory due diligence by Trilantic North America and the negotiation and execution of definitive transaction agreements, which are expected to provide Trilantic North America with, among other rights, customary governance and registration rights.

The Company also announced that it will postpone its special meeting of stockholders (the “Special Meeting”) to approve the Business Combination from June 29, 2016 to July 21, 2016, at 9:00 a.m., Eastern time, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019 and extend the deadline for the Company’s stockholders to exercise their redemption rights in connection with the Business Combination to 5:00 p.m., Eastern time on July 19, 2016 (two business days before the Special Meeting). Only holders of the Company’s common stock at the close of business on June 6, 2016 are entitled to vote at the Special Meeting.

The Company will file with the Securities and Exchange Commission (the “SEC”) and provide to its stockholders a proxy statement supplement that will describe the material terms and conditions of the definitive transaction agreements with Trilantic North America, together with related updated disclosures regarding the combined company and the Business Combination, in advance of the Special Meeting. The shares of HCAC common stock to be issued to Trilantic will be issued at $10.00 per share and are expected to be subject to the same lock-up terms binding the HCAC founder shares following the closing of the Business Combination. In connection with the issuance, Hennessy Capital Partners II LLC will transfer certain of its founder shares and warrants received in connection with the Company’s initial public offering to Trilantic North America.

The shares of HCAC common stock issuable to Trilantic North America are to be offered and sold in a private placement pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Such shares of HCAC common stock will not be and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Hennessy Capital Acquisition Corp. II

Hennessy Capital Acquisition Corp. II is a blank check company founded by Daniel J. Hennessy for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company's acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build an industrial manufacturing, distribution or services business. For more information about Hennessy Capital Acquisition Corp. II, please visit its website at www.hennessycapllc.com.

About Trilantic North America

Trilantic North America is a private equity firm focused on control and significant minority investments in North America. Trilantic North America’s primary investment focus is in the business services, consumer, energy and financial services sectors. As of March 30, 2016, Trilantic North America manages four private equity fund families with aggregate capital commitments of $5.8 billion. For more information, visit www.trilantic.com.

Additional Information About the Business Combination and Disclaimer

The Business Combination will be submitted to stockholders of the Company for their consideration. The Company filed with the SEC a definitive proxy statement on June 10, 2016 in connection with the Business Combination and other matters and intends to file with the SEC a supplement to its definitive proxy statement in connection with the investment by Trilantic North America. The Company mailed its definitive proxy statement and other relevant documents on June 13, 2016 and, when available, will mail the supplement to the definitive proxy statement to its stockholders as of the June 6, 2016 record date established for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and any other relevant documents (including, once available, the supplement to the Company’s definitive proxy statement) that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents contain important information about the Company, USI and the Business Combination. Stockholders may also obtain a copy of the definitive proxy statement as well as other relevant documents (including, once available, the supplement to the Company’s definitive proxy statement) that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Hennessy Capital Acquisition Corp. II, Attn: Nicholas A. Petruska, Executive Vice President, Chief Financial Officer and Secretary, 700 Louisiana Street, Suite 900, Houston, Texas, 77002 or by telephone at (713) 300-8242.

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Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the Business Combination. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests in the Company, by security holdings or otherwise, is contained in the Company’s definitive proxy statement filed by the Company with the SEC on June 10, 2016, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to the benefits of the proposed transaction, the future financial performance of HCAC following the proposed transaction, changes in the market for USI’s services, and expansion plans and opportunities, including future acquisition or additional business combinations are based on current information and expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing HCAC’s views as of any subsequent date, and HCAC does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against USI or HCAC in connection with the proposed transaction and related transactions; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of HCAC, consummate the anticipated debt financing or satisfy other conditions to the closing of the proposed transaction; (4) the ability of HCAC and Trilantic North America to agree upon the terms of definitive documentation reflecting their agreement in principle; (5) the ability to obtain or maintain the listing of HCAC’s securities on the NASDAQ Capital Market following the proposed transaction; (6) the risk that the proposed transaction disrupts the parties’ current plans and operations as a result of the consummation of the transactions described herein; (7) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (8) costs related to the proposed transaction; (9) changes in applicable laws or regulations; (10) the possibility that USI or HCAC may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated in the definitive proxy statement filed by HCAC on June 10, 2016 and, once available, in the supplement to the definitive proxy statement, in connection with the proposed transaction, including those under “Risk Factors” therein, and other factors identified in HCAC’s prior and future filings with the SEC, available at www.sec.gov.

Contacts:

Solebury Communications Group

Jamie Lillis

+1 (203) 428-3223

jlillis@soleburyir.com

Richard Zubek

+1 (203) 428-3230

rzubek@soleburyir.com

Source: Hennessy Capital Acquisition Corp. II

HOUSTON, TX

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